                          POWER OF ATTORNEY

      KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints John V. Murphy,  Robert G. Zack, Denis Molleur and Katherine P. Feld,
and each of them, his true and lawful  attorneys-in-fact and agents, with full power of  substitution  and  resubstitution,  for him and in his  capacity  as
Trustee/Manager  of Oppenheimer Multi Cap Value Fund,  Oppenheimer Real Estate
Fund,  Tremont  Market  Neutral Fund LLC,  Tremont  Opportunity  Fund LLC, OFI
Tremont Market Neutral Hedge Fund,  OFI Tremont Core  Diversified  Hedge Fund,
Oppenheimer Total Return Bond Fund, Oppenheimer  International  Large-Cap Core
Fund and Oppenheimer  International  Value Fund (the "Funds"),  to sign on his behalf  any and all  Registration  Statements  (including  any  post-effective amendments to Registration  Statements)  under the Securities Act of 1933, the
Investment  Company Act of 1940 and any  amendments and  supplements  thereto, any proxy  statements  or other filings on Form N-14,  Form N-14/A,  and other documents in connection  thereunder,  and to file the same,  with all exhibits thereto, and other documents in connection therewith,  with the Securities and
Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as he  might  or could do in  person, hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this     21st     day of May, 2003.
            ---------

/s/ Ronald J. Abdow
-------------------------------
Ronald J. Abdow

/s/ Eustis Walcott
-------------------------------
Eustis Walcott

/s/ Joseph M. Wikler
-------------------------------
Joseph M. Wikler

/s/ Peter I. Wold
-------------------------------
Peter I. Wold

                              POWER OF ATTORNEY

      KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints  Robert G. Zack,  Denis  Molleur and  Katherine P. Feld,  and each of them,  his true and lawful  attorneys-in-fact  and agents,  with full power of
substitution   and   resubstitution,   for   him  and  in  his   capacity   as
Trustee/Manager  of Oppenheimer Multi Cap Value Fund,  Oppenheimer Real Estate
Fund,  Tremont  Market  Neutral Fund LLC,  Tremont  Opportunity  Fund LLC, OFI
Tremont Market Neutral Hedge Fund,  OFI Tremont Core  Diversified  Hedge Fund,
Oppenheimer Total Return Bond Fund, Oppenheimer  International  Large-Cap Core
Fund and Oppenheimer  International  Value Fund (the "Funds"),  to sign on his behalf  any and all  Registration  Statements  (including  any  post-effective amendments to Registration  Statements)  under the Securities Act of 1933, the
Investment  Company Act of 1940 and any  amendments and  supplements  thereto, any proxy  statements  or other filings on Form N-14,  Form N-14/A,  and other documents in connection  thereunder,  and to file the same,  with all exhibits thereto, and other documents in connection therewith,  with the Securities and
Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as he  might  or could do in  person, hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this     21st     day of May, 2003.
            ---------

/s/ John V. Murphy
-------------------------------
John V. Murphy

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints John V. Murphy,  Robert G. Zack, Denis Molleur and Katherine P. Feld,
and each of them, his true and lawful  attorneys-in-fact and agents, with full power of  substitution  and  resubstitution,  for him and in his  capacity  as
Trustee/Manager  of Oppenheimer Multi Cap Value Fund,  Oppenheimer Real Estate
Fund,  Tremont  Market  Neutral Fund LLC,  Tremont  Opportunity  Fund LLC, OFI
Tremont Market Neutral Hedge Fund,  OFI Tremont Core  Diversified  Hedge Fund,
Oppenheimer Total Return Bond Fund, Oppenheimer  International  Large-Cap Core
Fund and Oppenheimer  International  Value Fund (the "Funds"),  to sign on his behalf  any and all  Registration  Statements  (including  any  post-effective amendments to Registration  Statements)  under the Securities Act of 1933, the
Investment  Company Act of 1940 and any  amendments and  supplements  thereto, any proxy  statements  or other filings on Form N-14,  Form N-14/A,  and other documents in connection  thereunder,  and to file the same,  with all exhibits thereto, and other documents in connection therewith,  with the Securities and
Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as he  might  or could do in  person, hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this     21st     day of May, 2003.
            ---------

/s/ Brian Wixted
--------------------
Brian Wixted